UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2014, the board of directors of DCB Financial Corp (“DCBF”), the parent holding company of The Delaware County Bank & Trust Company, elected Jerome J. Harmeyer to serve as a director of DCBF effective October 30, 2014 to fill an existing vacancy on the board of directors. Mr. Harmeyer will serve as a director until the election and qualification of his successor at the 2017 annual meeting of the shareholders or until his earlier resignation or removal. Mr. Harmeyer was also appointed to serve on the Audit Committee and the Directors Loan Committee of the board of directors.

Mr. Harmeyer previously served as a director of DCBF from September 9, 2013 to May 30, 2014.

Mr. Harmeyer has banking relationships with DCBF. All loans made to Mr. Harmeyer (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to DCBF; and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

On October 30, 2014, DCBF held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, the shareholders of DCBF approved the 2014 Restricted Stock Plan (the “2014 Plan”). The 2014 Plan provides for DCBF to grant restricted stock to employees and non-employee directors. Pursuant to the 2014 Plan, the form of Restricted Stock Award Notice is filed herewith as Exhibit 10.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 30, 2014, DCBF held the Special Meeting. A total of 7,192,350 common shares were entitled to vote as of September 2, 2014, the record date for the Special Meeting.

There were 6,037,925 shares, or 83.94% of the common shares entitled to vote at the Special Meeting, represented in person or by proxy at the Special Meeting. Shareholders were asked to vote to vote on four proposals at the Special Meeting. Each of the four proposals voted on at the Special Meeting has passed. Set forth below are the matters acted upon by the shareholders at the Special Meeting, and the final voting results of each such proposal.

Proposal 1 – APPROVAL OF SHAREHOLDER RESOLUTION TO amend THE articles of incorporation to increase the authorized common shares

For	Against	Abstaining	Broker Non-Votes
4,794,482	1,096,067	147,376	-

Proposal 2 – AMENDMENT TO CODE OF REGULATIONS TO ELIMINATE THE REQUIREMENT THAT DIRECTORS RESIGN DURING THE MONTH IN WHICH THEY REACH 75 YEARS OF AGE.

For	Against	Abstaining	Broker Non-Votes
4,809,754	1,133,276	94,895	-

Proposal 3 – AMENDMENT TO CODE OF REGULATIONS To authorize the Board of Directors to amend the Code of Regulations without shareholder to the extent permitted by Chapter 1701 of the Ohio Revised Code.

For	Against	Abstaining	Broker Non-Votes
4,048,863	1,927,390	61,672	-

Proposal 4 – To approve the Company’s 2014 Restricted Stock Plan.

For	Against	Abstaining	Broker Non-Votes
4,471,614	601,848	129,197	835,266

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Restricted Stock Award Notice under DCB Financial Corp 2014 Restricted Stock Plan.

10.2	DCB Financial Corp 2014 Restricted Stock Plan (incorporated by reference to Appendix B to DCBF’s proxy statement for the 2014 special meeting of shareholders dated September 18, 2014).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: November 4, 2014	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Restricted Stock Award Notice under DCB Financial Corp 2014 Restricted Stock Plan.

10.2	DCB Financial Corp 2014 Restricted Stock Plan (incorporated by reference to Appendix B to DCBF’s proxy statement for the 2014 special meeting of shareholders dated September 18, 2014).

* Filed herewith.